                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Compuware Corporation (the "Company") on Form 10-K for the fiscal year ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Peter Karmanos, Jr., Chief Executive Officer of the Company, and Laura L. Fournier, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Peter Karmanos, Jr.
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Peter Karmanos, Jr.
Chief Executive Officer
June 13, 2006


/s/ Laura L. Fournier
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Laura L. Fournier
Chief Financial Officer
June 13, 2006